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                         ------------------------------
                         PaineWebber Global Income Fund

             1285 Avenue of the Americas, New York, New York 10019

                        Prospectus -- February 26, 1996.

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PaineWebber Global Income Fund ("Fund") is a series of PaineWebber Investment
Series ("Trust"). This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated February 26, 1996 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

 .  Professional Management

 .  Dividend and Capital Gain
   Reinvestment

 .  Flexible Pricing(sm)

 .  Low Minimum Investment

 .  Automatic Investment Plan

 .  Systematic Withdrawal Plan

 .  Exchange Privileges

 .  Suitable For Retirement Plans
--------------------------------------------------------------------------------

THESE SECURITIES  HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  ANY SUCH
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               -----------------
                               Prospectus Page 1

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                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND

                               Table of Contents

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   3
Financial Highlights.......................................................   6
Flexible Pricing System....................................................   8
Investment Objectives and Policies.........................................   9
Purchases .................................................................  16
Exchanges..................................................................  19
Redemptions................................................................  20
Conversion of Class B Shares...............................................  21
Other Services and Information.............................................  22
Dividends and Taxes........................................................  23
Valuation of Shares........................................................  24
Management.................................................................  24
Performance Information....................................................  26
General Information........................................................  27
Appendix...................................................................  28

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                               -----------------
                               Prospectus Page 2

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                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND

                               Prospectus Summary
--------------------------------------------------------------------------------

See the body of the Prospectus for more information on the topics discussed in this summary.

The Fund:                 PaineWebber Global Income Fund ("Fund") is a non-diversified series of an open-end, management investment company.

Investment Objectives     High current income consistent with prudent investment risk; capi-
 and                      tal appreciation is a secondary objective; invests principally in
 Policies:                high quality debt securities issued or guaranteed by foreign gov-
                          ernments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies.

Total Net Assets:         $1.2 billion at January 31, 1996.

Investment Adviser:       Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an
                          asset management subsidiary of PaineWebber Incorporated
                          ("PaineWebber"), manages approximately $44.8 billion in assets.
                          See "Management."

Purchases:                Shares of beneficial interest are available exclusively through
                          PaineWebber and its correspondent firms for investors who are clients of PaineWebber or those firms ("PaineWebber clients")
                          and, for other investors, through PFPC Inc., the Fund's transfer agent ("Transfer Agent").

Flexible Pricing System:  Investors may select Class A, Class B or Class C shares, each with a public offering price that reflects different sales charges and expense levels. See "Flexible Pricing System," "Purchases,"
                          "Redemptions" and "Conversion of Class B Shares."

 Class A Shares           Offered at net asset value plus any applicable sales charge
                          (maximum is 4% of public offering price).

 Class B Shares           Offered at net asset value (a maximum contingent deferred sales charge of 5% is imposed on most redemptions made within six years of date of purchase). Class B shares automatically convert into
                          Class A shares (which pay lower ongoing expenses) approximately six years after purchase.

 Class C Shares           Offered at net asset value without an initial sales charge (for shares purchased on or after November 10, 1995, a contingent de-
                          ferred sales charge of 0.75% is imposed on most redemptions made within one year of date of purchase). Class C shares pay higher ongoing expenses than Class A shares and do not convert into another Class.

Exchanges:                Shares may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds.

Redemptions:              PaineWebber clients may redeem through PaineWebber; other
                          shareholders must redeem through the Transfer Agent.

Dividends:                Declared and paid monthly; net capital gain is distributed annually. See "Dividends and Taxes."

Reinvestment:             All dividends and capital gain distributions are paid in Fund shares of the same Class at net asset value unless the shareholder has requested cash.

Minimum Purchase:         $1,000 for first purchase; $100 for subsequent purchases.

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                               -----------------
                               Prospectus Page 3

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                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND
                               Prospectus Summary
                                  (Continued)

--------------------------------------------------------------------------------

Other Features:
 Class A Shares     Automatic investment plan    Quantity discounts on initial
                    Systematic withdrawal plan   sales charge 365-day reinstate-
                    Rights of accumulation       ment privilege

 Class B Shares     Automatic investment plan    Systematic withdrawal plan

 Class C Shares     Automatic investment plan    Systematic withdrawal plan

                              ------------------

WHO SHOULD INVEST. The Fund invests principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies. The Fund is designed for investors seeking high current income and, secondarily, capital appreciation. While the Fund is not intended to provide a complete or balanced investment program, it can serve as one component of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.

RISK FACTORS. Investors in the Fund should be able to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. There is often less information publicly available about foreign issuers. These risks are greater with respect to securities of issuers located in emerging markets, in which the Fund may invest a portion of its assets. Most of the foreign securities held by the Fund are denominated in foreign currencies, and the value of these investments thus can be adversely affected by fluctuations in foreign currency values. Some foreign currencies can be volatile and may be subject to governmental controls or intervention. Prospective investors are urged to read "Investment Objectives and Policies" for more complete information about risk factors.

There can be no assurance that the Fund will achieve its investment objectives, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities.

Certain investment grade debt securities in which the Fund may invest have speculative characteristics. The Fund is permitted to purchase debt securities rated lower than investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Such securities are subject to greater risks of default or price fluctuation than investment grade securities and are considered predominantly speculative. The use of options, futures contracts, forward currency contracts and interest rate protection transactions also entails special risks.

As a non-diversified fund, the Fund is subject to greater risk with respect to its portfolio securities than investment companies that have a broader range of investments, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of its shares.

  EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

                      SHAREHOLDER TRANSACTION EXPENSES(1)

                                                    CLASS A   CLASS B CLASS C
                                                    -------   ------- -------
Maximum sales charge on purchases of shares (as a
 percentage of public offering price)..............      4%     None    None
Sales charge on reinvested dividends...............   None      None    None
Exchange fee.......................................  $5.00     $5.00   $5.00
Maximum contingent deferred sales charge (as a
 percentage of net asset value at the time of
 purchase or redemption, whichever is lower).......   None(2)      5%   0.75%(3)

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                               Prospectus Page 4

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                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND
                               Prospectus Summary
                                  (Continued)

--------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                         CLASS A CLASS B CLASS C(b)
                                                         ------- ------- -------
Management fees.........................................  0.73%   0.73%   0.73%
12b-1 fees(4)...........................................  0.25    1.00    0.75
Other expenses(a).......................................  0.22    0.23    0.23
                                                          ----    ----    ----
Total operating expenses................................  1.20%   1.96%   1.71%
                                                          ====    ====    ====

(a) Does not include 0.04% in non-recurring reorganization expenses that were incurred during the fiscal year ended October 31, 1995. If those expenses were included, "Other expenses" for the Class A, B and C shares would be 0.26%, 0.27% and 0.27%, respectively, and "Total operating expenses" would be 1.24%, 2.00% and 1.75%, respectively.
(b) Formerly Class D shares.
-------
(1) Sales charge and exchange fee waivers are available for all shares and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "Purchases."
(2) Purchases of Class A shares of $1 million or more are not subject to an initial sales charge. A contingent deferred sales charge of 1% will be applied to the redemptions of such shares within one year of purchase. See "Purchases."
(3) A contingent deferred sales charge of 0.75% will be applied to most redemptions of Class C shares within one year of purchase. See "Purchases."
(4) 12b-1 fees have two components, as follows:

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
      12b-1 service fees................................  0.25%   0.25%   0.25%
      12b-1 distribution fees...........................  0.00    0.75    0.50

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                         ONE  THREE FIVE   TEN
                                                         YEAR YEARS YEARS YEARS
                                                         ---- ----- ----- -----
  Class A Shares(1)..................................... $52   $77  $103  $180
  Class B Shares:
    Assuming a complete redemption at end of
     period(2)(3)....................................... $70   $92  $126  $191
    Assuming no redemption(3)........................... $20   $62  $106  $191
  Class C Shares:
    Assuming a complete redemption at end of period(2).. $25   $54  $ 93  $202
    Assuming no redemption.............................. $17   $54  $ 93  $202

-------
(1) Assumes deduction at the time of purchase of the maximum 4% initial sales charge.
(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
(3) Ten-year figures assume conversion of Class B shares to Class A shares at end of sixth year.
This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Class of the Fund's shares.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Class of the Fund's shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

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                               -----------------
                               Prospectus Page 5

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                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND

                              Financial Highlights
--------------------------------------------------------------------------------

The tables below provide selected per share data and ratios for one Class A share, one Class B share and one Class C share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes and the financial information in the tables below insofar as they relate to each of the periods presented in the five year period ended October 31, 1995 have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Annual Report to Shareholders. Further information about the Fund's performance also is included in the Annual Report to Shareholders, which may be obtained without charge.

                                         CLASS A
                     ---------------------------------------------------------
                                                                     FOR THE
                                                                      PERIOD
                             FOR THE YEARS ENDED                     JULY 1,
                                 OCTOBER 31,                        1991+ TO
                     --------------------------------------------  OCTOBER 31,
                       1995         1994       1993        1992       1991
                     --------     --------   --------    --------  -----------
Net asset value,
 beginning of
 period............  $   9.99     $  10.97   $  10.64    $  10.75    $ 10.40
                     --------     --------   --------    --------    -------
 Net investment
  income...........      0.77@        0.72       0.59        0.83       0.20
 Net realized and
  unrealized gains
  (losses) from
  investment and
  foreign currency
  transactions.....      0.31@       (1.05)      0.68       (0.12)      0.40
                     --------     --------   --------    --------    -------
Total
 increase/decrease
 from investment
 operations........      1.08        (0.33)      1.27        0.71       0.60
                     --------     --------   --------    --------    -------
 Dividends from net
  investment
  income...........     (0.72)       (0.33)     (0.80)      (0.64)     (0.23)
 Distributions from
  realized gains on
  investments and
  foreign currency
  transactions.....       --           --       (0.14)      (0.18)     (0.02)
 Paid-in capital...       --         (0.32)       --          --         --
                     --------     --------   --------    --------    -------
Total dividends and
 distributions.....     (0.72)       (0.65)     (0.94)      (0.82)     (0.25)
                     --------     --------   --------    --------    -------
Net asset value,
 end of period.....  $  10.35     $   9.99   $  10.97    $  10.64    $ 10.75
                     ========     ========   ========    ========    =======
Total investment
 return(1).........     11.09%       (3.10)%    12.41%       6.70%      5.79%
                     ========     ========   ========    ========    =======
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)...  $663,022     $611,855   $648,853    $107,033    $16,501
 Expenses to
  average net
  assets...........      1.24%(2)     1.17%      1.32%**     1.21%      1.35%*
 Net investment
  income to average
  net assets.......      7.47%(2)     6.94%      6.82%**     7.84%      8.59%*
 Portfolio turnover
  rate.............       113%         108%        90%         92%        53%
                                          CLASS B
                     -------------------------------------------------------------
                                    FOR THE YEARS ENDED
                                        OCTOBER 31,
                     -------------------------------------------------------------
                       1995         1994        1993          1992        1991
                     ------------ ---------- ------------- ----------- -----------
Net asset value,
 beginning of
 period............  $   9.96     $  10.95   $    10.62    $    10.74  $    11.07
                     ------------ ---------- ------------- ----------- -----------
 Net investment
  income...........      0.69@        0.86         0.78          0.94        0.85
 Net realized and
  unrealized gains
  (losses) from
  investment and
  foreign currency
  transactions.....      0.30@       (1.28)        0.40         (0.32)      (0.09)
                     ------------ ---------- ------------- ----------- -----------
Total
 increase/decrease
 from investment
 operations........      0.99        (0.42)        1.18          0.62        0.76
                     ------------ ---------- ------------- ----------- -----------
 Dividends from net
  investment
  income...........     (0.64)       (0.29)       (0.71)        (0.56)      (0.97)
 Distributions from
  realized gains on
  investments and
  foreign currency
  transactions.....       --           --         (0.14)        (0.18)      (0.12)
 Paid-in capital...       --         (0.28)         --            --          --
                     ------------ ---------- ------------- ----------- -----------
Total dividends and
 distributions.....     (0.64)       (0.57)       (0.85)        (0.74)      (1.09)
                     ------------ ---------- ------------- ----------- -----------
Net asset value,
 end of period.....  $  10.31     $   9.96   $    10.95    $    10.62  $    10.74
                     ============ ========== ============= =========== ===========
Total investment
 return(1).........     10.24%       (3.90)%      11.45%         5.93%       7.39%
                     ============ ========== ============= =========== ===========
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)...  $484,534     $725,553   $1,188,890    $1,542,255  $1,593,814
 Expenses to
  average net
  assets...........      2.00%(2)     1.94%        2.11%**       1.98%       1.94%
 Net investment
  income to average
  net assets.......      6.71%(2)     6.05%        5.97%**       7.11%       8.09%
 Portfolio turnover
  rate.............       113%         108%          90%           92%         33%

-------
* Annualized.
** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.
+ Commencement of issuance of shares.
@ Calculated using the average shares outstanding for the year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return information for periods less than one year is not annualized.
(2) These ratios include non-recurring reorganization expenses of 0.04% for each Class.

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                               -----------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND
                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------

                                            CLASS B                                     CLASS C(3)
                          -----------------------------------------------  ---------------------------------------------
                                                                FOR THE            FOR THE                     FOR THE
                                                                PERIOD              YEARS                      PERIOD
                                                               MARCH 20,            ENDED                      JULY 2,
                          FOR THE YEARS ENDED OCTOBER 31,      1987+ TO          OCTOBER 31,                  1992+ TO
                          ----------------------------------  OCTOBER 31,  ------------------------------    OCTOBER 31,
                             1990        1989        1988        1987       1995        1994       1993         1992
                          ----------  ----------  ----------  -----------  -------     -------   --------    -----------
Net asset value,
 beginning of period....  $    10.08  $    11.10  $    10.28   $  10.00    $  9.98     $ 10.96   $  10.64      $ 10.94
                          ----------  ----------  ----------   --------    -------     -------   --------      -------
 Net investment income..        1.01        1.01        0.98       0.47       0.71@       0.70       0.68         0.20
 Net realized and
  unrealized gains
  (losses) from
  investment and foreign
  currency transactions.        0.96       (0.64)       1.15       0.13       0.31@      (1.09)      0.52        (0.13)
                          ----------  ----------  ----------   --------    -------     -------   --------      -------
Total increase/decrease
 from investment
 operations.............        1.97        0.37        2.13       0.60       1.02       (0.39)      1.20         0.07
                          ----------  ----------  ----------   --------    -------     -------   --------      -------
 Dividend from net
  investment income.....       (0.98)      (0.94)      (1.06)     (0.32)     (0.67)      (0.30)     (0.74)       (0.21)
 Distribution from net
  realized gains on
  investments and
  foreign currency
  transactions..........         --        (0.45)      (0.25)       --         --          --       (0.14)       (0.16)
 Paid-in capital........         --          --          --         --         --        (0.29)       --           --
                          ----------  ----------  ----------   --------    -------     -------   --------      -------
Total dividends and
 distributions..........       (0.98)      (1.39)      (1.31)     (0.32)     (0.67)      (0.59)     (0.88)       (0.37)
                          ----------  ----------  ----------   --------    -------     -------   --------      -------
Net asset value, end of
 period.................  $    11.07  $    10.08  $    11.10   $  10.28    $ 10.33     $  9.98   $  10.96      $ 10.64
                          ==========  ==========  ==========   ========    =======     =======   ========      =======
Total investment
 return(1)..............       20.32%       3.66%      18.29%      6.00%     10.49%      (3.56)%    11.64%        0.61%
                          ==========  ==========  ==========   ========    =======     =======   ========      =======
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)........  $1,323,495  $1,085,851  $1,145,460   $737,056    $71,329     $92,480   $135,847      $36,598
 Expenses to average net
  assets................        1.90%       1.95%       2.05%      2.08%*     1.75%(2)    1.68%      1.83%**      1.75%*
 Net investment income
  to average net assets.        9.88%       9.73%       9.13%      8.39%*     6.96%(2)    6.34%      6.17%**      7.02%*
 Portfolio turnover
  rate..................         126%        124%        120%        52%       113%        108%        90%          92%

-------
* Annualized.
** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.
+ Commencement of issuance of shares.
@ Calculated using the average shares outstanding for the year.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total return information for periods less than one year is not annualized.
(2) These ratios include non-recurring reorganization expenses of 0.04% for each Class.
(3) Formerly Class D shares.

--------------------------------------------------------------------------------
                               -----------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                            Flexible Pricing System
--------------------------------------------------------------------------------

                         DIFFERENCES AMONG THE CLASSES

The primary distinctions among the Classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized in the table below. Each Class has distinct advantages and disadvantages for different investors, and investors may choose the Class that best suits their circumstances and objectives.

                                                   ANNUAL 12B-1 FEES
                                                (AS A % OF AVERAGE DAILY
                      SALES CHARGE                    NET ASSETS)           OTHER INFORMATION
         -------------------------------------- ------------------------ ------------------------
Class A  Maximum initial sales charge of        Service fee of 0.25%     Initial sales charge
         4.0% of the public offering price                               waived or reduced
                                                                         for certain purchases
Class B  Maximum contingent deferred sales      Service fee of 0.25%;    Shares convert to Class
         charge of 5.0% upon redemption;        distribution fee of      A shares approximately
         declines to zero after six years       0.75%                    six years after issuance
Class C  Contingent deferred sales charge of    Service fee of 0.25%;    --
         0.75% upon redemption for first year   distribution fee of
                                                0.50%

               FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

In deciding which Class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.

SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.0% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class B shares are sold with no initial sales charge, but a contingent deferred sales charge of up to 5.0%, applies to most redemptions made within six years of purchase. Class C shareholders pay no initial sales charges, although a contingent deferred sales charge of 0.75% applies to most redemptions made within one year after purchase. Thus, the entire amount of a Class B or Class C shareholder's purchase price is immediately invested in the Fund.

WAIVERS AND REDUCTIONS OF CLASS A SALES CHARGES. Class A share purchases over $100,000 and Class A share purchases made under the Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

The entire initial sales charge on Class A shares is waived for certain eligible purchasers. Because Class A shares bear lower ongoing annual expenses than Class B shares or Class C shares, investors eligible for complete waivers should purchase Class A shares.

ONGOING ANNUAL EXPENSES. Class A, B and C shares of the Fund pay an annual 12b-1 service fee of 0.25% of average daily net assets. Class B shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. Class C shares pay an annual 12b-1 distribution fee of 0.50% of average daily net assets. Annual 12b-1 distribution fees are a form of asset-based sales charge. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective Classes of Fund shares over various time periods.

For example, assuming a constant net asset value, the cumulative distribution fees on the Class B

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

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                         PAINEWEBBER GLOBAL INCOME FUND


and Class C shares would approximate the expense of the 4.0% maximum initial sales charge on the Class A shares if the shares were held for approximately 5 1/2 years in the case of the Class B shares and approximately 8 years in the case of the Class C shares. Class B shares convert to Class A shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase. The cumulative distribution fees on the Class C shares would approximate the cumulative distribution fees on the Class B shares if the shares were held for 9 years. Thus, an investor who would be subject to the maximum initial sales charge and who expects to hold Fund shares for less than 8 years generally should expect to pay the lowest cumulative expenses by purchasing Class C shares.

The foregoing example does not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can it reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by Classes may differ slightly because of the allocation of other Class-specific expenses. The "Example of Effect of Fund Expenses" under "Prospectus Summary" shows the cumulative expenses an investor would pay over time on a hypothetical investment in each Class of Fund shares, assuming an annual return of 5.0%.

                               OTHER INFORMATION

PaineWebber investment executives may receive different levels of compensation for selling one particular Class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate Mitchell Hutchins for distribution services.

See "Purchases," "Redemptions" and "Management" for a more complete descrip-tion of the initial and contingent deferred sales charges, service fees and distribution fees for Class A, B and C shares of the Fund. See also "Conversion of Class B Shares," "Dividends and Taxes," "Valuation of Shares" and "General Information" for other differences among the three Classes.
--------------------------------------------------------------------------------

                       Investment Objectives and Policies
--------------------------------------------------------------------------------

                 INVESTMENT OBJECTIVES AND PRIMARY INVESTMENTS

The Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by U.S. or foreign companies.

There can be no assurance that the Fund will achieve its investment objectives. The Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. The Fund's investment objectives and certain investment limitations as described in the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.

Normally, at least 65% of the Fund's total assets are invested in high quality debt securities, denominated in foreign currencies or U.S. dollars, of issuers located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securities of issuers located in any one country.

The Fund's portfolio consists primarily of debt securities rated within one of the two highest grades assigned by S&P, Moody's or another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Under normal market conditions, at least 65% of its total assets are invested in the following: (1) high
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                               Prospectus Page 9

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                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND


quality debt securities issued or guaranteed by U.S. or foreign governments or their agencies, instrumentalities or political subdivisions, (2) high quality debt securities issued or guaranteed by supranational organizations such as the International Bank for Reconstruction and Development ("World Bank"), (3) high quality U.S. or foreign corporate debt securities, including commercial paper,
(4) high quality debt obligations of banks and bank holding companies and (5) repurchase agreements involving these securities. Up to 5% of the Fund's total assets may be invested in debt securities convertible into equity securities, although the Fund has no current intention of converting such securities or holding them as equity securities upon conversion. Mitchell Hutchins expects that normally more than 50% of the Fund's assets will be invested in U.S. and foreign government securities in order to minimize credit risk and to take advantage of opportunities that historically have been presented by, and are perceived to exist today with respect to, such instruments.

The Fund may invest up to 35% of its total assets in debt securities rated below the two highest grades assigned by a NRSRO but rated BBB or better by S&P, Baa or better by Moody's or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sovereign debt securities rated below BBB by S&P, Baa by Moody's or comparably rated by another NRSRO but no lower than BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a commercial paper rating, no lower than B by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will purchase such securities for the Fund only when it concludes that the anticipated return to the Fund on such investment warrants exposure to the additional level of risk.

Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Fund's portfolio. See "Other Investment Policies and Risk Factors--Debt Securities."

                   OTHER INVESTMENT POLICIES AND RISK FACTORS

FOREIGN SECURITIES. The Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. As of December 31, 1995, more than 65.7% of the Salomon Brothers World Government Bond Market Index was represented by securities denominated in currencies other than the U.S. dollar.

Over the past nine years, debt securities offered by certain foreign governments provided higher investment returns than U.S. government debt securities. Such returns reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Mitchell Hutchins believes that over time investment in a composite of foreign fixed income markets and in the U.S. government and in corporate bond markets is less risky than a portfolio comprised exclusively of foreign securities and provides investors with the potential to earn a higher return than a portfolio invested exclusively in U.S. debt securities.

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Fund generally invests only in securities that are traded on recognized exchanges or in over-the-counter markets, from time to time foreign

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                               Prospectus Page 10

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                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND


securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect the Fund.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of securities in foreign countries exceed custodian costs related to domestic securities.

The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

DEBT SECURITIES. The market value of debt securities generally varies inversely with interest rate changes. Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. Mitchell Hutchins would consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial

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                               Prospectus Page 11

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                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND

condition may be better or worse than the rating indicates. See the Statement of Additional Information for more information about S&P's and Moody's ratings.

The Fund is permitted to invest up to 35% of its total assets in securities rated BBB by S&P or Baa by Moody's. These securities are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated securities. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sovereign debt securities rated below investment grade but no lower than BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a commercial paper rating, no lower than B by S&P or comparably rated by another NRSRO. These securities are deemed by those NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as "junk bonds." Commercial paper rated B by S&P is regarded by it as having only an adequate capacity for timely payment. The Fund is also permitted to purchase debt securities that are not rated by a NRSRO but Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 20% of the Fund's total assets is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 20% of the Fund's total assets.

Debt securities rated below investment grade generally offer a higher current yield than that available for higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated debt securities has expanded rapidly in the past, and its growth has generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

U.S. AND FOREIGN GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are backed by the full faith and credit of the United States (such as Government National Mortgage Association certificates), securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities issued by the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related

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                               Prospectus Page 12

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                         PAINEWEBBER GLOBAL INCOME FUND


issuer (such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation). The Fund is authorized to invest in mortgage-backed securities guaranteed by the Government National Mortgage Association but has no current intention of investing more than 10% of its total assets in such securities.

The Fund may invest in "zero coupon" Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash interest to its holder prior to maturity. Accordingly, these securities usually are issued and traded at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that the holder of a zero coupon security include in gross income each year the original issue discount that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. For additional discussion of the tax treatment of zero coupon Treasury securities, see "Taxes" in the Statement of Additional Information.

The foreign government securities in which the Fund may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Union. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

HEDGING AND RELATED INCOME STRATEGIES. The Fund may use options (both exchange-traded and over-the-counter) and futures contracts to attempt to enhance income and may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts and forward currency contracts. Hedging strategies may be used in an attempt to manage the Fund's foreign currency exposure, its average duration, and other risks of the Fund's investments that can cause fluctuations in its net asset value. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Use of options and futures solely to enhance income may be considered a form of speculation. The Appendix to this Prospectus describes the hedging instruments that the Fund may use, and the Statement of Additional Information contains further information on these strategies.

The Fund may enter into forward currency contracts, buy or sell foreign currency futures contracts, write (sell) covered put or call options and buy put or call options on securities, securities indices, foreign currencies and such futures contracts. The Fund may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these

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                               Prospectus Page 13

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                         PAINEWEBBER GLOBAL INCOME FUND


instruments will place at risk a much smaller portion of its assets.

The Fund may enter into forward contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when Mitchell Hutchins anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Mitchell Hutchins anticipates there will be a correlation between the two and may use forward contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors, for hedging purposes. For example, the Fund may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees.

The Fund might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities,
(2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

REPURCHASE AGREEMENTS. The Fund may use repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. The Fund will not purchase securities while borrowings (including reverse

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                               Prospectus Page 14
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                         PAINEWEBBER GLOBAL INCOME FUND

repurchase agreements) in excess of 5% of the value of its total assets are outstanding.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase debt obligations on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities, including certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" Mitchell Hutchins has determined to be liquid under procedures approved by the Trust's board of trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering the securities.

PORTFOLIO TURNOVER. The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate (100% or higher) for the Fund will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term capital gains.

OTHER INFORMATION. The Fund is "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but the Fund intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of the total assets of the Fund may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of Fund shares.

When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. The Fund also may engage in short sales of securities "against the box" to defer realization of gains and losses for tax or other purposes. The Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets.

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                               Prospectus Page 15
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                                   Purchases

--------------------------------------------------------------------------------

GENERAL. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon most redemptions. Class B shares automatically convert to Class A shares approximately six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge of 0.75% payable on most redemptions made within one year of purchase. Class C shares do not convert into another Class. See "Flexible Pricing System" and "Conversion of Class B Shares."

Shares of the Fund are available through PaineWebber and its correspondent firms or, for shareholders who are not PaineWebber clients, through the Transfer Agent. Investors may contact a local PaineWebber office to open an account. The minimum initial investment is $1,000, and the minimum for additional purchases is $100. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans and retirement accounts and participants in the Fund's automatic investment plan. Purchase orders will be priced at the net asset value per share next determined (see "Valuation of Shares") after the order is received by PaineWebber's New York City offices or by the Transfer Agent, plus any applicable sales charge for Class A shares. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares. All share purchase orders that fail to specify a Class will automatically be invested in Class A shares.

PURCHASES THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. Purchases through PaineWebber investment executives or correspondent firms may be made in person or by mail, telephone or wire; the minimum wire purchase is $1 million. Investment executives and correspondent firms are responsible for transmitting purchase orders to PaineWebber's New York City offices promptly. Investors may pay for purchases with checks drawn on U.S. banks or with funds held in brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after the order is received at PaineWebber's New York City offices. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ("NYSE") is open for business.

PURCHASES THROUGH THE TRANSFER AGENT. Investors who are not PaineWebber clients may purchase shares of the Fund through the Transfer Agent. Shares of the Fund may be purchased, and an account with the Fund established, by completing and signing the purchase application at the end of this Prospectus and mailing it, together with a check to cover the purchase, to the Transfer
Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. Subsequent investments need not be accompanied by an application.

INITIAL SALES CHARGE--CLASS A SHARES. The public offering price of Class A shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

                 INITIAL SALES CHARGE SCHEDULE--CLASS A SHARES

                                   SALES CHARGE AS A
                                     PERCENTAGE OF                             DISCOUNT TO
                               ----------------------------------                SELECTED
                                                      NET AMOUNT               DEALERS AS A
                                                       INVESTED                 PERCENTAGE
                               OFFERING               (NET ASSET               OF OFFERING
  AMOUNT OF PURCHASE            PRICE                   VALUE)                    PRICE
  ------------------           --------               ------------             ------------
   Less than  $100,000           4.00%                   4.17%                     3.75%
  $100,000 to $249,999           3.00                    3.09                      2.75
  $250,000 to $499,999           2.25                    2.30                      2.00
  $500,000 to $999,999           1.75                    1.78                      1.50
$1,000,000 and over(1)           None                    None                      1.00

-------
(1) Mitchell Hutchins pays compensation to PaineWebber out of its own resources. Most redemptions of these shares within one year of purchase will be subject to a contingent deferred sales charge of 1.0%. See "Contingent Deferred Sales Charge--Class A Shares."

Mitchell Hutchins may at times agree to reallow a higher discount to PaineWebber, as exclusive dealer for the Fund's shares, than those shown above. To the extent PaineWebber or any dealer receives 90% or more of the sales charge, it may be deemed an "underwriter" under the 1933 Act.

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND


REDUCED SALES CHARGE PLANS--CLASS A SHARES. If an investor or eligible group of related Fund investors purchases Class A shares of the Fund concurrently with Class A shares of other PaineWebber mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. In addition, the right of accumulation permits the Fund investor or eligible group of related Fund investors to pay the lower sales charge applicable to larger purchases by basing the sales charge on the dollar amount of Class A shares currently being purchased, plus the net asset value of the investor's or group's total existing Class A shareholdings in other PaineWebber mutual funds.

An "eligible group of related Fund investors" includes an individual, the individual's spouse, parents and children, the individual's individual retirement account ("IRA"), certain companies controlled by the individual and employee benefit plans of those companies, and trusts or Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the individual or eligible group of individuals for the benefit of the individual and/or the individual's spouse, parents or children. The term also includes a group of related employers and one or more qualified retirement plans of such employers. For more information, an investor should consult the Statement of Additional Information or contact a PaineWebber investment executive or correspondent firm or the Transfer Agent.

SALES CHARGE WAIVERS--CLASS A SHARES. Class A shares of the Fund are available without a sales charge through exchanges for Class A shares of most other PaineWebber mutual funds. See "Exchanges." In addition, Class A shares may be purchased without a sales charge, and exchanges of any Class of shares made without the $5.00 exchange fee, by employees, directors and officers of PaineWebber or its affiliates, directors or trustees and officers of any PaineWebber mutual fund, their spouses, parents and children and advisory clients of Mitchell Hutchins. Class A shares may also be purchased without a sales charge by employee benefit plans qualified under sections 401 or 403(b) of the Internal Revenue Code ("Code"), including salary reduction plans qualified under section 401(k) of the Code, subject to minimum requirements established by Mitchell Hutchins with respect to number of employees or amount of purchase. Currently, the employers establishing the plan must have 100 or more eligible employees or the amount invested or to be invested during the subsequent 13-month period in the Fund or any other PaineWebber mutual fund must total at least $1 million. If investments by an employee benefit plan without a sales charge are made through a dealer (including PaineWebber) who has executed a dealer agreement with Mitchell Hutchins, Mitchell Hutchins may make a payment, out of its own resources, to the dealer in an amount not to exceed 1% of the amount invested.

Class A shares also may be purchased without a sales charge if the purchase is made through a PaineWebber investment executive who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, provided
(1) the purchaser was the investment executive's client at the competing brokerage firm, (2) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which that competing firm or its affiliates was principal underwriter, provided the purchaser either paid a sales charge to invest in those funds, paid a contingent deferred sales charge upon redemption or held shares of those funds for the period required not to pay the otherwise applicable contingent deferred sales charge and (3) the total amount of shares of all PaineWebber mutual funds purchased under this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the competing firm's funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their PaineWebber investment executives for more information.

Certificate holders of unit investment trusts ("UITs") sponsored by PaineWebber may acquire Class A shares without regard to minimum investment requirements and without sales charges by electing to have dividends and other distributions from their UIT investment automatically invested in Class A shares.

Class A shares may be acquired without a sales charge if issued by the Fund in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

--------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND

CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES. Class A shares purchased without an initial sales charge due to the sales charge waiver for purchases of $1 million or more and held less than one year are subject to a contingent deferred sales charge upon redemption equal to 1% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class A shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class A shares of the other PaineWebber mutual fund were initially purchased without a sales charge, and Class A shares acquired through an exchange will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see "Contingent Deferred Sales Charge--Class B Shares"). Class A shares held one year or longer and Class A shares acquired through reinvestment of dividends or capital gain distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO REDEMPTIONS OF CLASS A SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The public offering price of the Class B shares is the next determined net asset value, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon most redemptions of Class B shares.

The maximum contingent deferred sales charge for Class B shares equals 5% of the lower of (a) the net asset value of the shares at the time of purchase or
(b) the net asset value of the shares at the time of redemption. Class B shares held six years or longer and Class B shares acquired through reinvestment of dividends or capital gains distributions are not subject to the contingent deferred sales charge. The following table shows the contingent deferred sales charge percentages charged in each year following purchase:

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                              PERCENTAGE OF NET
REDEMPTION DURING                                                ASSET VALUE
-----------------                                            -------------------
1st Year Since Purchase.....................................          5%
2nd Year Since Purchase.....................................          4
3rd Year Since Purchase.....................................          3
4th Year Since Purchase.....................................          2
5th Year Since Purchase.....................................          2
6th Year Since Purchase.....................................          1
7th Year Since Purchase.....................................        None

In determining the applicability and rate of any contingent deferred sales charge, it is assumed that a redemption is made first of Class B shares representing the reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. The holding period of Class B shares acquired through an exchange with another PaineWebber mutual fund will be calculated from the date that the Class B shares were initially acquired in one of the other PaineWebber mutual funds, and Class B shares being redeemed will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges, as described below, and for most redemptions in connection with the Fund's systematic withdrawal plan. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to a redemption of shares held at the time of death. The contingent deferred sales charge will also be waived (or a credit equal to the amount of the charge will be applied to the shareholder's account) in connection with a lump-sum or other distribution in the case of an IRA, a self-employed individual

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND
--------------------------------------------------------------------------------

retirement plan (so-called "Keogh Plan") or a custodial account under Section 403(b) of the Code following attainment of age 59 1/2; a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan; and a redemption resulting from a tax-free return of an excess contribution to an IRA.

Contingent deferred sales charge waivers will be granted subject to confirmation (by PaineWebber in the case of shareholders who are PaineWebber clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

PURCHASES OF CLASS C SHARES. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. Class C shares held less than one year are subject to a contingent deferred sales charge upon redemption equal to 0.75% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class C shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class C shares of the other PaineWebber mutual fund were initially purchased, and Class C shares acquired through an exchange will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see "Contingent Deferred Sales Charge--Class B Shares"). The amount of the contingent deferred sales charges imposed on redemptions of Class C shares may be different for other PaineWebber mutual funds. Redemptions of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased. Class C shares held one year or longer and Class C shares acquired through reinvestment of dividends or capital gain distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO CLASS C SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

--------------------------------------------------------------------------------

                                   Exchanges

--------------------------------------------------------------------------------

Shares of the Fund may be exchanged for shares of the corresponding Class of other PaineWebber mutual funds or may be acquired through an exchange of shares of the corresponding Class of those funds. No initial sales charge is imposed on the shares being acquired, and no contingent deferred sales charge is imposed on the shares being disposed of, through an exchange. However, contingent deferred sales charges may apply to redemptions of shares acquired through an exchange. A $5.00 exchange fee is charged for each exchange, and exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

The other PaineWebber mutual funds with which Fund shares may be exchanged include:

PAINEWEBBER INCOME FUNDS

  . High Income Fund

  . Investment Grade Income Fund

  . Low Duration U.S. Government Income Fund

  . Strategic Income Fund

  . U.S. Government Income Fund

PAINEWEBBER TAX-FREE INCOME FUNDS

  . California Tax-Free Income Fund

  . Municipal High Income Fund

  . National Tax-Free Income Fund

  . New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND


PAINEWEBBER GROWTH FUNDS

  . Capital Appreciation Fund

  . Emerging Markets Equity Fund

  . Financial Services Growth Fund

  . Global Equity Fund

  . Growth Fund

  . Small Cap Growth Fund

  . Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS

  . Balanced Fund

  . Growth and Income Fund

  . Tactical Allocation Fund

  . Utility Income Fund

PAINEWEBBER MONEY MARKET FUND

PaineWebber clients must place exchange orders through their PaineWebber investment executives or correspondent firms unless the shares to be exchanged are held in certificate form. Shareholders who are not PaineWebber clients or who hold their shares in certificate form must place exchange orders in writing with the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received at PaineWebber's New York City offices or by the Transfer Agent. See "Valuation of Shares." Shares of the Fund purchased through PaineWebber or its correspondent firms may be exchanged only after the settlement date has passed and payment for such shares has been made.

OTHER EXCHANGE INFORMATION. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules. See the Statement of Additional Information for further details. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber mutual fund shares to be acquired may be legally made. Before making any exchange, shareholders should contact their PaineWebber investment executives or correspondent firms or the Transfer Agent to obtain more information and prospectuses of the PaineWebber mutual funds to be acquired through the exchange.

--------------------------------------------------------------------------------

                                  Redemptions

--------------------------------------------------------------------------------

As described below, Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge) and redemption proceeds will be paid after receipt of a redemption request, as described below. PaineWebber clients may redeem non-certificated shares through PaineWebber or its correspondent firms; all other shareholders must redeem through the Transfer Agent. If a redeeming shareholder owns shares of more than one Class, the shares will be redeemed in the following order unless the shareholder specifically requests otherwise: Class A shares, then Class C shares, and finally Class B shares.

REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

REDEMPTION THROUGH THE TRANSFER AGENT. Fund shareholders who are not PaineWebber clients or

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND
--------------------------------------------------------------------------------

who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in "good order," and redemption proceeds will be paid within seven days of the receipt of the request. "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in "good order."

ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder who holds non-certificated Fund shares may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, it reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the Fund within 365 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their PaineWebber investment executive or correspondent firm at the time the privilege is exercised.

--------------------------------------------------------------------------------

                          Conversion of Class B Shares

--------------------------------------------------------------------------------

A shareholder's Class B shares will automatically convert to Class A shares approximately six years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first Business Day of the month in which the sixth anniversary of the issuance of the Class B shares occurs. See "Valuation of Shares." If a shareholder effects one or more exchanges among Class B shares of the PaineWebber mutual funds during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period.

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                         Other Services and Information

--------------------------------------------------------------------------------

Investors interested in the services described below should consult their PaineWebber investment executives or correspondent firms or call the Transfer Agent toll-free at 1-800-647-1568.

AUTOMATIC INVESTMENT PLAN. Shareholders may purchase shares of the Fund through an automatic investment plan, under which an amount specified by the shareholder of $50 or more each month will be sent to the Transfer Agent from the shareholder's bank for investment in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of "dollar cost averaging." When under the plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own non-certificated Class A or Class C shares with a value of $5,000 or more or non-certificated Class B shares with a value of $20,000 or more may have PaineWebber redeem a portion of their shares monthly, quarterly or semi-annually under the systematic withdrawal plan. Shareholders who participate in the systematic withdrawal plan must elect to have all dividends invested in additional shares of the same Class. The minimum amount for all withdrawals of Class A or Class C shares is $100, and minimum monthly, quarterly and semi-annual withdrawal amounts for Class B shares are $200, $400 and $600, respectively. Quarterly withdrawals are made in March, June, September and December, and semi-annual withdrawals are made in June and December. Provided that the shareholder does not withdraw an amount exceeding 12% (in the first year after purchase for Class A and Class C shares, annually for Class B shares) of his or her "Initial Account Balance," a term that means the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal plan, no contingent deferred sales charge is imposed on such withdrawals. A shareholder's participation in the systematic withdrawal plan will terminate automatically if the Initial Account Balance (plus the net asset value on the date of purchase of Fund shares acquired after the election to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, sales charges.

INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Fund may be purchased through IRAs available through the Fund. In addition, a Self-Directed IRA is available through PaineWebber under which investments may be made in the Fund as well as in other investments available through PaineWebber. Investors considering es-tablishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS. If a shareholder holding shares of the Fund in a PaineWebber brokerage account transfers his or her brokerage account to another firm, the Fund shares will be transferred to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND

--------------------------------------------------------------------------------

                              Dividends and Taxes

--------------------------------------------------------------------------------

DIVIDENDS. The Fund distributes substantially all of its net investment income to shareholders each year. Income dividends are declared monthly and may be accompanied by distributions of net realized short-term capital gains and net realized gains from foreign currency transactions.

Substantially all of the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any undistributed net short-term capital gain and realized gains from foreign currency transactions is distributed annually. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. If the Fund's dividends and other distributions exceed its income in any year, which may occur due to currency-related losses or short-term capital losses, all or a portion of its dividends may be treated as a non-taxable return of capital to shareholders for tax purposes.

Dividends and other distributions on all Classes of Fund shares are calculated at the same time and in the same manner. Dividends on Class B and Class C shares are expected to be lower than those on Class A shares because of the higher expenses resulting from the distribution fees borne by the Class B and Class C shares. For the same reason, dividends on Class B shares are expected to be lower than those on Class C shares. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses. See "Valuation of Shares."

The Fund's dividends and other distributions are paid in additional Fund shares of the same Class at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms or complete the appropriate section of the application form.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or in additional Fund shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. Under certain circumstances, the notice also will specify the shareholder's share of any foreign taxes paid by the Fund, in which event the shareholder would be required to include in his gross income his pro rata share of those taxes but might be entitled to claim a credit or deduction for those taxes.

The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another PaineWebber mutual fund generally will have

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND


similar tax consequences. However, special tax rules apply when a shareholder
(1) disposes of Class A shares of the Fund through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired. In addition, if shares of the Fund are purchased within 30 days before or after redeeming other Fund shares (regardless of Class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.
--------------------------------------------------------------------------------

                              Valuation of Shares
--------------------------------------------------------------------------------
The net asset value of the Fund's shares fluctuates and is determined separately for each Class as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. The Fund's net asset value per share is determined by dividing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of Fund shares outstanding.

The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be recognized that judgment plays a greater role in valuing lower rated debt securities in which the Fund may invest, because there is less reliable, objective data available.
--------------------------------------------------------------------------------

                                   Management
--------------------------------------------------------------------------------
The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the investment adviser and administrator of the Fund, makes and implements all investment decisions and supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for these services. For the fiscal year ended October 31, 1995, the Fund paid advisory fees at the effective annual rate of 0.73% of the Fund's average daily net assets. Brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the Trust's board of trustees.

The Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent. The Fund incurs various other expenses, and for the fiscal year ended October 31, 1995, the Fund's total expenses for its Class A, Class B and Class C shares, stated as a

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND


percentage of average net assets, were 1.24%, 2.00% and 1.75%, respectively.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. As of January 31, 1996, Mitchell Hutchins was adviser or sub-adviser of 34 investment companies with 68 separate portfolios and aggregate assets of approximately $30.4 billion, including approximately $2.9 billion in global funds.

Stuart Waugh has been primarily responsible for the day-to-day portfolio management of the Fund since its inception. Mr. Waugh is a vice president of the Trust and a managing director of global fixed income investments of Mitchell Hutchins. Mr. Waugh has been employed by Mitchell Hutchins as a portfolio manager for more than the last five years.

Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations pertaining to global fixed income investments.

Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to the Class A shares, Class B shares and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each Class of shares and a monthly distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B shares and 0.50% of the average daily net assets of the Class C shares.

Under all three Plans, Mitchell Hutchins uses the service fees primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by PaineWebber clients. PaineWebber passes on a portion of these fees to its investment executives to compensate them for shareholder servicing that they perform and retains the remainder to offset its own expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to PaineWebber for selling Class B and Class C shares. PaineWebber passes on to its investment executives a portion of these commissions and retains the remainder to offset its expenses in selling Class B and Class C shares. These expenses may include the branch office costs noted above. In addition, Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the Fund's marketing costs attributable to such Classes, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Mitchell Hutchins also may use the distribution fees to pay additional compensation to PaineWebber and other costs allocated to Mitchell Hutchins' and PaineWebber's distribution activities, including employee salaries, bonuses and other overhead expenses.

Mitchell Hutchins expects that, from time to time, PaineWebber will pay shareholder servicing fees and sales commissions to its investment executives at the time of sale of Class C shares. If PaineWebber makes such payments, it will retain the service and distribution fees on Class C shares until it has been reimbursed and thereafter will pass a portion of the service and distribution fees on Class C shares on to its investment executives.

Mitchell Hutchins receives the proceeds of the initial sales charge paid upon the purchase of Class A shares and the contingent deferred sales charge paid upon certain redemptions of Class A, Class B and Class C shares, and may use these proceeds for any of the distribution expenses described above. See "Purchases."

During the period they are in effect, the Plans and related distribution contracts pertaining to each Class of shares ("Distribution Contracts") obligate the Fund to pay service and distribution

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND

fees to Mitchell Hutchins as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Mitchell Hutchins' expenses exceed its service or distribution fees for the Fund, the Fund will not be obligated to pay more than those fees and, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. The Fund will pay the service and distribution fees to Mitchell Hutchins until either the applicable Plan or Distribution Contract is terminated or not renewed. In that event, Mitchell Hutchins' expenses in excess of service and distribution fees received or accrued through the termination date will be Mitchell Hutchins' sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Fund's Plans, the Trust's board of trustees will review the Plan and Mitchell Hutchins' corresponding expenses for each Class separately from the Plans and corresponding expenses for the other two Classes.
--------------------------------------------------------------------------------

                            Performance Information
--------------------------------------------------------------------------------
The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for the Class
A shares reflects deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized return for the Class B shares and Class C shares reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. One-, five-and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.

The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were included.

The Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares and Class C shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND

--------------------------------------------------------------------------------

                              General Information

--------------------------------------------------------------------------------

ORGANIZATION. PaineWebber Investment Series is registered with the SEC as an open-end management investment company and was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated December 22, 1986. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. At present, there are no series other than the Fund.

The shares of beneficial interest of the Fund are divided into four Classes, designated Class A shares, Class B shares, Class C shares and Class Y shares. Each Class represents interests in the same assets of the Fund. Class A, B and C differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution; (2) Class A shares are generally subject to an initial sales charge; (3) Class B shares bear ongoing distribution fees, may be subject to a contingent deferred sales charge upon redemption and will automatically convert to Class A shares approximately six years after issuance; (4) Class C shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge if redeemed within one year of purchase, bear ongoing distribution fees and do not convert into another Class; and (5) each Class may bear differing amounts of certain Class-specific expenses. Class Y shares, which may be offered only to limited classes of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees.

The different sales charges and other expenses applicable to the different Classes of Fund shares may affect the performance of those Classes. More information concerning the Class Y shares of the Fund may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568.

The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of the Fund has equal voting rights, except as noted above. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the four Classes, such dividends and proceeds are likely to be lower on the Class B and Class C shares than on the Class A shares and are likely to be lower on every other Class of shares than for Class Y shares.

To avoid additional operating costs and for investor convenience, the Fund no longer issues share certificates. Ownership of shares of the Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the Fund's assets and employs foreign sub-custodians, approved by the Trust's board of trustees in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of shares of the Fund. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Fund.

-------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                         ------------------------------
                         PAINEWEBBER GLOBAL INCOME FUND

                                    Appendix
--------------------------------------------------------------------------------

The Fund may use the following hedging instruments:

  OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional stock option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

--------------------------------------------------------------------------------
                               ------------------
                               Prospectus Page 28

                                                                Application Form

THE PAINEWEBBER
MUTUAL FUNDS                                  [_][_] - [_][_][_][_] - [_][_]

                                                 PaineWebber Account No.
--------------------------------------------------------------------------------
INSTRUCTIONS   DO NOT USE THIS FORM IF YOU WOULD LIKE YOUR ACCOUNT SERVICED
               THROUGH PAINEWEBBER. INSTEAD, CALL YOUR PAINEWEBBER INVESTMENT
               EXECUTIVE (OR YOUR LOCAL PAINEWEBBER OFFICE TO OPEN AN
               ACCOUNT).

               ALSO, DO NOT USE THIS FORM TO OPEN A   Return this completed
               RETIREMENT PLAN ACCOUNT. FOR           form to:
               RETIREMENT PLAN FORMS OR FOR           PFPC Inc.
               ASSISTANCE IN COMPLETING THIS FORM     P.O. Box 8950
               CONTACT PFPC INC. AT 1-800-647-1568.   Wilmington, Delaware 19899
                                                      ATTN: PaineWebber Mutual
                                                      Funds
PLEASE PRINT
--------------------------------------------------------------------------------

   1           INITIAL INVESTMENT ($1,000 MINIMUM)

               ENCLOSED IS A CHECK FOR:

               $_________ (payable to PaineWebber Global Income Fund) to pur-

               chase Class A [_] or Class B [_]or Class C [_] shares.

               (Check one Class; if no Class is specified Class A shares will be purchased)

               A separate check is required for your investment in each Fund.

   2           ACCOUNT REGISTRATION

Not valid      1. Individual                                      /    /
without                      -------------- ---------------   -----------------
signature and                First Name     Last Name    MI   Soc. Sec. No.
Soc. Sec. or
Tax ID #       2. Joint Tenancy                                   /    /
                               ------------ ---------------   -----------------
--As joint                     First Name   Last Name    MI   Soc. Sec. No.
tenants, use
Lines 1 and 2             ("Joint Tenants with Rights of Survivorship" unless
                          otherwise specified)
--As custodian
for a minor,   3. Gifts to Minors                                 /    /
use Lines 1                      --------------------------   -----------------
and 3                            Minor's Name                 Soc. Sec. No.

--In the name
of a              Under the _______________________________   Uniform Gifts to
corporation,                State of Residence of Minor       Minors Act/
trust or other                                                Uniform
organization or                                               Transfers to
any fiduciary                                                 Minors Act
capacity, use
Line 4         4. Other Registrations
                                      ---------------------   ----------------
                                      Name                    Tax Ident. No.

               5. If Trust, Date of Trust Instrument: _______________________

   3           ADDRESS
                                                U.S. Citizen
               ----------------------------     [_] YES [_] NO*
               Street

               ----------------------------    -------------------------------
               City State Zip Code             *Country of Citizenship

   4           DISTRIBUTION OPTIONS See Prospectus

                    Please select one of the following:

               [_] Reinvest both dividends and capital gain distributions in additional shares

               [_] Pay dividends to my address above; reinvest capital gain distributions

               [_] Pay both dividends and capital gain distributions in cash to my address above

               [_] Reinvest dividends and pay capital gain distributions in cash to my address above

                    NOTE: If a selection is not made, both dividends and capi-tal gain distributions will be paid in additional Fund shares of the same Class.

 5         SPECIAL OPTIONS (For More Information--Check Appropriate Box)

           [_] Automatic Investment Plan  [_] Prototype IRA Application
           [_] Systematic Withdrawal Plan

 6         RIGHTS OF ACCUMULATION--CLASS A SHARES (See Prospectus)

           Indicate here any other account(s) in the group of funds that would qualify for the cumulative quantity discount as outlined in the Prospectus.

           ---------------------  -----------  ---------------------
           Fund Name              Account No.  Registered Owner

           ---------------------  -----------  ---------------------
           Fund Name              Account No.  Registered Owner

           ---------------------  -----------  ---------------------
           Fund Name              Account No.  Registered Owner

 7         PLEASE INDICATE BELOW IF YOU ARE AFFILIATED WITH PAINEWEBBER

           "Affiliated" persons are defined as officers, directors/trustees and employees of the PaineWebber funds, PaineWebber or its affiliates, and their parents, spouses and children.

           -------------------------------------------------
           Nature of Relationship

 8         SIGNATURE(S) AND TAX CERTIFICATION(S)

           I warrant that I have full authority and am of legal age to purchase shares of the Fund and have received and read a current Prospectus of the Fund and agree to its terms. The Fund and its Transfer Agent will not be liable for acting upon instructions or inquiries believed genuine. Under penalties of perjury, I certify that (1) my taxpayer identification number provided in this application is correct and (2) I am not subject to backup withholding because (i) I have not been notified that I am subject to backup withholding as a result of failure to report interest or dividends or (ii) the IRS has notified me that I am no longer subject to backup withholding (strike out clause (2) if incorrect).

           -------------------------  -------------------------   ----------
           Individual (or Custodian)  Joint Registrant (if any)   Date

           -------------------------  -------------------------   ----------
           Corporate Officer,         Title                       Date
            Partner, Trustee, etc.

 9         INVESTMENT EXECUTIVE IDENTIFICATION
             (To Be Completed By Investment Executive Only)

           ----------------------------   ----------------------------
           Broker No./Name                Branch Wire Code

                                          (   )
           ----------------------------   ----------------------------
           Branch Address                 Telephone

 10        CORRESPONDENT FIRM IDENTIFICATION
             (To Be Completed By Correspondent Firm Only)

           ----------------------------   ----------------------------
           Name                           Address

           ----------------------------   ----------------------------

              MAIL COMPLETED FORM TO YOUR PAINEWEBBER INVESTMENT
                    EXECUTIVE OR CORRESPONDENT FIRM OR TO:
             PFPC INC., P.O. BOX 8950, WILMINGTON, DELAWARE 19899.

Shares of the Fund can be exchanged for shares of other PaineWebber mutual funds, which include:


PAINEWEBBER INCOME FUNDS
 . High Income Fund
 . Investment Grade Income Fund
 . Low Duration U.S. Government Income Fund
 . Strategic Income Fund
 . U.S. Government Income Fund

PAINEWEBBER TAX-FREE INCOME FUNDS
 . California Tax-Free Income Fund
 . Municipal High Income Fund
 . National Tax-Free Income Fund
 . New York Tax-Free Income Fund

PAINEWEBBER GROWTH FUNDS
 . Capital Appreciation Fund
 . Emerging Markets Equity Fund
 . Financial Services Growth Fund
 . Global Equity Fund
 . Growth Fund
 . Small Cap Growth Fund
 . Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS
 . Balanced Fund
 . Growth and Income Fund
 . Tactical Allocation Fund
 . Utility Income Fund

PAINEWEBBER MONEY MARKET FUND

                                ---------------

A prospectus containing more complete information for any of the above funds can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.

  PaineWebber
  Global Income
  Fund


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS
February 26, 1996

(C) 1996 PaineWebber Incorporated


[LOGO OF RECYCLED PAPER]
--------------------------------------------------------------------------------

                        PAINEWEBBER GLOBAL INCOME FUND

                                CLASS Y SHARES

                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

PaineWebber Global Income Fund ("Fund"), a series of PaineWebber Investment Series ("Trust"), seeks high current income consistent with prudent investment risk and, secondarily, capital appreciation. The Fund invests principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies.
This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for fu-ture reference. A Statement of Additional Information dated February 26, 1996 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be ob-tained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568. Participants in the PaineWebber Savings Investment Plan ("PW SIP") may make further inquiries by contacting the PaineWebber Incorporated Benefits Department, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087 or by calling 1-201-902-4444.
  The Class Y shares described in this Prospectus are currently offered for sale primarily to participants in the INSIGHT Investment Advisory Program ("INSIGHT"), when purchased through that program, and the trustee of the PW SIP on behalf of that Plan. See "Purchases."

                               ----------------

       THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE
         SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES
           COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS  PROSPECTUS. ANY REPRE-
              SENTATION  TO THE CONTRARY  IS A CRIMINAL OFFENSE.

                               ----------------

               The date of this Prospectus is February 26, 1996.

                           PAINEWEBBER INCORPORATED

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                --------------

                                 FUND EXPENSES

  The following tables are intended to assist investors in understanding the expenses associated with investing in Class Y shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares........................................ None
Sales charge on reinvested dividends....................................... None
Redemption fee or deferred sales charge.................................... None

                        ANNUAL FUND OPERATING EXPENSES*
                    (as a percentage of average net assets)

Management fees........................................................... 0.73%
12b-1 fees................................................................ 0.00%
Other expenses(a)......................................................... 0.18%
                                                                           ----
Total operating expenses.................................................. 0.91%
                                                                           ====

-------
(a) Does not include 0.04% in non-recurring reorganization expenses that were incurred during the fiscal year ended October 31, 1995. If those expenses were included, "Other expenses" would be 0.22% and "Total operating ex-penses" would be 0.95%.
* See "Management" for additional information. Participation in INSIGHT is sub-ject to payment of an advisory fee at the maximum annual rate of 1.50% of as-sets held through INSIGHT. This account charge is not included in the table be-cause non-INSIGHT participants are permitted to purchase Class Y shares.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

  An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

       ONE YEAR            THREE YEARS                   FIVE YEARS                   TEN YEARS
       --------            -----------                   ----------                   ---------
          $9                   $29                          $50                         $112

  This Example assumes that all dividends and other distributions are rein-vested and that the percentage amounts listed under Annual Fund Operating Ex-penses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securi-ties and Exchange Commission ("SEC") applicable to all mutual funds; the as-sumed 5% annual return is not a prediction of, and does not represent, the pro-jected or actual performance of the Class Y shares of the Fund.

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to the Fund's Class Y shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                             FINANCIAL HIGHLIGHTS

  The table below provides selected per share data and ratios for one Class Y share of the Fund for each of the periods shown. This information is supple-mented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995, which are incorporated by reference into the Statement of Additional In-formation. The financial statements and notes and the financial information in the table below, insofar as they relate to the four years in the period ended October 31, 1995 and the period August 26, 1991 (commencement of offering of shares) to October 31, 1991, have been audited by Price Waterhouse LLP, inde-pendent accountants, whose unqualified report thereon also is included in the Annual Report to Shareholders. Further information about the Fund's perfor-mance also is included in the Annual Report to Shareholders, which may be ob-tained without charge.

                                                                       FOR THE
                                                                       PERIOD
                                 FOR THE YEARS ENDED                 AUGUST 26,
                                     OCTOBER 31,                      1991+ TO
                            ---------------------------------------  OCTOBER 31,
                             1995        1994      1993       1992      1991
                            -------     -------   -------    ------  -----------
Net asset value, beginning
 of period................  $  9.99      $10.97   $ 10.64    $10.76    $10.53
                            -------     -------   -------    ------    ------
 Net investment income....     0.78@       0.75      0.71      0.81      0.17
 Net realized and
  unrealized gains
  (losses) from investment
  and foreign currency
  transactions............     0.32@      (1.06)     0.58     (0.08)     0.32
                            -------     -------   -------    ------    ------
Total increase/decrease
 from investment
 operations...............     1.10       (0.31)     1.29      0.73      0.49
                            -------     -------   -------    ------    ------
 Dividends from net
  investment income.......    (0.74)      (0.34)    (0.82)    (0.67)    (0.24)
 Distributions from net
  realized gains on
  investments and foreign
  currency transactions...      --          --      (0.14)    (0.18)    (0.02)
 Paid in capital..........      --        (0.33)      --        --        --
                            -------     -------   -------    ------    ------
Total dividends and
 distributions............    (0.74)      (0.67)    (0.96)    (0.85)    (0.26)
                            -------     -------   -------    ------    ------
Net asset value, end of
 period...................  $ 10.35       $9.99   $ 10.97    $10.64    $10.76
                            =======     =======   =======    ======    ======
Total investment
 return(1)................    11.39%      (2.86)%   12.60%     6.98%     4.63%
                            =======     =======   =======    ======    ======
Ratios/Supplemental Data:
 Net assets, end of period
  (000's).................  $16,613     $12,975   $12,043    $7,252    $2,565
 Expenses to average net
  assets..................     0.95%(2)    0.88%     1.06%**   0.94%     1.09%*
 Net investment income to
  average net assets......     7.77%(2)    7.23%     7.00%**   8.15%     8.79%*
 Portfolio turnover rate..      113%        108%       90%       92%       53%

-------
  * Annualized.
 ** Includes 0.15% of interest expense related to the reverse repurchase agree-
    ment transactions entered into during the fiscal year.
  + Commencement of offering of shares.
  @ Calculated using the average shares outstanding for the year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable date, and a sale at net as-set value on the last day of each period reported. Total investment return information for periods less than one year is not annualized.
(2) These ratios include non-recurring reorganization expenses of 0.04%.

                      INVESTMENT OBJECTIVES AND POLICIES

  The Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund is a non-diversified series of an open-end management investment com-pany. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is the Fund's investment adviser and administrator.

  The Fund seeks to achieve its objectives by investing principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by su-pranational organizations, or issued by foreign or U.S. companies.

  There can be no assurance that the Fund will achieve its investment objec-tives. The Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. The Fund's investment objectives and certain in-vestment limitations as described in the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.

  Normally, at least 65% of the Fund's total assets are invested in high qual-ity debt securities, denominated in foreign currencies or U.S. dollars, of is-suers located in at least three of the following countries: Australia, Aus-tria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securi-ties of issuers located in any one country.

  The Fund's portfolio consists primarily of debt securities rated within one of the two highest grades assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or another nationally recognized statistical rating organization ("NRSRO") or, if unrated, deter-mined by Mitchell Hutchins to be of comparable quality. Under normal market conditions, at least 65% of its total assets are invested in the following:
(1) high quality debt securities issued or guaranteed by U.S. or foreign gov-ernments or their agencies, instrumentalities or political subdivisions; (2) high quality debt securities issued or guaranteed by supranational organiza-tions such as the International Bank for Reconstruction and Development ("World Bank"); (3) high quality U.S. or foreign corporate debt securities, including commercial paper; (4) high quality debt obligations of banks and bank holding companies; and (5) repurchase agreements involving these securi-ties. Up to 5% of the Fund's total assets may be invested in debt securities convertible into equity securities, although the Fund has no current intention of converting such securities or holding them as equity securities upon con-version. Mitchell Hutchins expects that normally more than 50% of the Fund's assets will be invested in U.S. and foreign government securities in order to minimize credit risk and to take advantage of opportunities that historically have been presented by, and are perceived to exist today with respect to, such instruments.

  The Fund may invest up to 35% of its total assets in debt securities rated below the two highest grades assigned by a NRSRO but rated BBB or better by S&P, Baa or better by Moody's or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sov-ereign debt securities rated below BBB by S&P, Baa by Moody's or comparably rated by another NRSRO but no lower than BB by S&P, Ba by Moody's or compara-bly rated by another NRSRO or, in the case of such securities assigned a com-mercial paper rating, no lower than B by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will pur-chase such securities for the Fund only when it concludes that the anticipated return to the Fund on such investment warrants exposure to the additional level of risk.

  Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Fund's portfolio. See "Other Investment Policies and Risk Factors--Debt Securities."

OTHER INVESTMENT POLICIES AND RISK FACTORS

  FOREIGN SECURITIES. The Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing in-terdependence of economic cycles and currency exchange rates. As of December 31, 1995, more than 65.7% of the Salomon Brothers World Government Bond Index was represented by securities denominated in currencies other than the U.S. dollar.

  Over the past nine years, debt securities offered by certain foreign govern-ments provided higher investment returns than U.S. government debt securities. Such returns reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated curren-cies, which have had a substantial impact on investment in foreign fixed in-come securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in cer-tain markets have been significant, and negative returns have been experienced in various markets from time to time.

  Mitchell Hutchins believes that over time investment in a composite of for-eign fixed income markets and in the U.S. government and corporate bond mar-kets is less risky than a portfolio comprised exclusively of foreign debt se-curities and provides investors with the potential to earn a higher return than a portfolio invested exclusively in U.S. debt securities.

  Investments in foreign securities involve risks relating to political, so-cial and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and mar-kets are subject. These risks may include expropriation, confiscatory taxa-tion, withholding taxes on interest, limitations on the use or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Fund generally invests only in securities that are traded on recog-nized exchanges or in over-the-counter markets, from time to time foreign se-curities may be difficult to liquidate rapidly without significantly depress-ing the price of such securities. There may be less publicly available infor-mation concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

  Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in that currency will in-crease; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, interna-tional balances of payments, speculation and other economic and political con-ditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmen-tal intervention in currency markets. Any of these factors could adversely af-fect the Fund.

  The costs attributable to foreign investing that the Fund must bear fre-quently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of securities in foreign countries exceed custodian costs related to domestic securities.

  The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries gener-ally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely af-fected by economic conditions in the countries with which they trade. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctu-ations in inflation rates have had and may continue to have very negative ef-fects on the economies and securities markets of certain emerging market coun-tries. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activi-ties of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve addi-tional costs to the Fund. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

  DEBT SECURITIES. The market value of debt securities generally varies in-versely with interest rate changes. Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. Mitchell Hutchins would consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings at-tempt to evaluate the safety of principal and interest payments and do not re-flect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. See the Statement of Additional Information for more information about S&P's and Moody's ratings.

  The Fund is permitted to invest up to 35% of its total assets in securities rated BBB by S&P or

Baa by Moody's. These securities are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capac-ity for such securities to make principal and interest payments than is the case for higher-rated securities. Within this 35% limitation, the Fund may in-vest up to 20% of its total assets in sovereign debt securities rated below investment grade but no lower than BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a commer-cial paper rating, no lower than B by S&P or comparably rated by another NRSRO. These securities are deemed by those NRSROs to be predominantly specu-lative with respect to the issuer's capacity to pay interest and repay princi-pal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as "junk bonds." Commercial paper rated B by S&P is regarded by it as having only an adequate capacity for timely payment. The Fund is also permitted to purchase debt securities that are not rated by a NRSRO but Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 20% of the Fund's total assets is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 20% of the Fund's total assets.

  Debt securities rated below investment grade generally offer a higher cur-rent yield than that available for higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in gen-eral economic conditions and in the industries in which the issuers are en-gaged, to changes in the financial condition of the issuers and to price fluc-tuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience fi-nancial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such se-curities frequently are unsecured and subordinated to the prior payment of se-nior indebtedness.

  The market for lower rated debt securities has expanded rapidly in recent years, and its growth has generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantial-ly, reflecting an expectation that many issuers of such securities might expe-rience financial difficulties. As a result, the yields on lower rated debt se-curities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial por-tion of their value as a result of the issuers' financial restructuring or de-fault. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

  U.S. AND FOREIGN GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S.

government (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including secu-rities that are backed by the full faith and credit of the United States (such as Government National Mortgage Association certificates), securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities issued by the Resolution Funding Corporation and the Tennessee Val-ley Authority) and securities that are supported primarily or solely by spe-cific pools of assets and the creditworthiness of a U.S. government-related issuer (such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation). The Fund is authorized to in-vest in mortgage-backed securities guaranteed by the Government National Mort-gage Association but has no current intention of investing more than 10% of its total assets in such securities.

  The Fund may invest in "zero coupon" Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their unmatured in-terest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash in-terest to its holder prior to maturity. Accordingly, these securities usually are issued and traded at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing inter-est rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that the holder of a zero coupon security include in gross income each year the original issue discount that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. For additional discussion of the tax treatment of zero coupon Treasury securities, see "Taxes" in the Statement of Additional Information.

  The foreign government securities in which the Fund may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international orga-nizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

  Foreign government securities also include debt securities of "quasi-govern-mental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multina-tional currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Union. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also in-clude mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agen-cies.

  Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

  HEDGING AND RELATED INCOME STRATEGIES. The Fund may use options (both ex-change-traded and over-the-counter) and futures contracts to attempt to en-hance income and may attempt to re-duce the overall risk of its investments (hedge) by using options, futures contracts and forward currency contracts. Hedging strategies may be used in an attempt to manage the Fund's foreign currency exposure, its average duration, and other risks of the Fund's investments that can cause fluctuations in its net asset value. The use of options and futures contracts solely to enhance income may be considered a form of speculation. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Use of options and futures contracts solely to enhance in-come may be considered a form of speculation. The Appendix to this Prospectus describes the hedging instruments that may be used by the Fund and the State-ment of Additional Information contains further information on these strate-gies.

  The Fund may enter into forward contracts, buy or sell foreign currency futures contracts, write (sell) covered put or call options and buy put or call options on securities, foreign currencies and such futures contracts. The Fund may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its as-sets.

  The Fund may enter into forward contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to its portfolio positions. For example, when Mitchell Hutchins anticipates making a currency exchange transaction in con-nection with the purchase or sale of a security, the Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctua-tions in the value of another currency when Mitchell Hutchins anticipates there will be a correlation between the two and may use forward contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Fund may enter into interest rate protection transactions, including in-terest rate swaps and interest rate caps, collars and floors, for hedging pur-poses. For example, the Fund may enter into interest rate protection transac-tions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will enter into in-terest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in ac-cordance with guidelines established by the Trust's board of trustees.

  The Fund might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better po-sition had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging in-struments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price move-ments of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the pos-sible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securi-ties in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

  New financial products and risk management techniques continue to be devel-oped. The Fund may use these instruments and techniques to the extent consis-tent with its investment objectives and regulatory and tax considerations.

  REPURCHASE AGREEMENTS. The Fund may use repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the secu-rities to the bank or dealer at an agreed-upon date and price reflecting a mar-ket rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with di-rect investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guide-lines established by the Trust's board of trustees.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of the Fund's total assets are outstanding.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase debt obli-gations on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the se-curities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed deliv-ery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportu-nity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in il-liquid securities, including certain cover for over-the-counter options, repur-chase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" Mitchell Hutchins has determined to be liquid under procedures approved by the Trust's board of trustees). Rule 144A establishes a "safe har-bor" from the registration requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a re-sult of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemp-tion orders. An insufficient number of qualified institutional buyers inter-ested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at fa-vorable prices.

  LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in re-covering the securities.

  PORTFOLIO TURNOVER. The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate (100% or higher) for the Fund will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term cap-ital gains.

  OTHER INFORMATION. The Fund is "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of the Fund's total assets may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total as-sets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of secu-rities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of Fund shares.

  When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. The Fund may also engage in short sales of securities "against the box" to defer realization of gains or losses for tax or other purposes. The Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets.

                                   PURCHASES

  Class Y shares are sold to eligible investors at the net asset value next determined (see "Valuation of Shares") after the purchase order is received at PaineWebber's New York City offices or, for purchases by the trustee of the PW SIP, by the Fund's transfer agent ("Transfer Agent"). No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to Rule 12b-1 distribution or service fees. Mitchell Hutchins is the distributor of the Fund's shares and has appointed Paine Webber Incorporated ("PaineWebber") as the exclusive dealer for the sale of those shares. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the of-fering of Class Y shares for a period of time.

  PURCHASES BY INSIGHT PARTICIPANTS. An investor who purchases $50,000 or more of shares of the mutual funds that are available to INSIGHT participants
(which include the PaineWebber mutual funds in the Flexible Pricing System SM and certain specified other mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quar-terly in advance), which covers all INSIGHT investment advisory services and program administration fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or, if a qualified plan, invoiced. Please contact your PaineWebber investment executive or PaineWebber correspondent firm or call 1-800-647-1568 for more in-formation concerning mutual funds that are available to INSIGHT participants or for other INSIGHT program information.

  PURCHASES BY THE TRUSTEE OF THE PW SIP. Class Y shares also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ("PW Group"). The trustee of the PW SIP purchases Class Y shares to implement the investment choices of individual plan participants with respect to their PW SIP contributions. INDIVIDUAL PLAN PARTICIPANTS SHOULD CONSULT THE PLAN INFORMATION STATEMENT AND SUMMARY PLAN DESCRIPTION OF THE PW SIP (COLLECTIVELY, "PLAN DOCUMENTS") FOR A DESCRIPTION OF THE PROCEDURES AND LIMITATIONS APPLICABLE TO MAKING AND CHANGING INVESTMENT CHOICES. Copies of the Plan Documents are available from the PaineWebber Incorporated Benefits Depart-ment, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087 (telephone 1-201-902-4444).

  As described in the Plan Documents, the average net asset value per share at which Class Y shares of the Fund are purchased by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net as-set value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.

  ACQUISITION OF CLASS Y SHARES BY OTHERS. Certain present holders of Class Y shares who are not current INSIGHT participants may acquire Class Y shares of the Fund without a sales charge. This category includes former employees of Kidder, Peabody & Co., Incorporated, their associated accounts and present and former directors and trustees of the former Mitchell Hutchins/Kidder, Peabody mutual funds.

  The Fund is authorized to offer Class Y shares to other employee benefit and retirement plans of PW Group and its affiliates and certain other investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants and the PW SIP are the only purchasers in these two categories.

                                  REDEMPTIONS

  Class Y shares may be redeemed at their net asset value, and redemption pro-ceeds will be paid after receipt of a redemption request, as described below.

  REDEMPTIONS THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. INSIGHT participants who are Class Y shareholders may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Class Y shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspon-dent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ("NYSE") is open for business.

  PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

  REDEMPTION THROUGH THE TRANSFER AGENT. Shareholders also may redeem Class Y shares through the Transfer Agent,). Shareholders should mail redemption re-quests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in "good order," and redemption proceeds will be paid within seven days of the receipt of the request. "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange and (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations. Shareholders are responsible for ensuring that a request for redemption is received in "good order."

  REDEMPTIONS FOR PARTICIPANTS IN PW SIP. The trustee of the PW SIP redeems Class Y shares to implement the investment choices of individual plan partici-pants with respect to their PW SIP contributions, as described in the Plan Documents referenced under "Purchases" above. As described in the Plan Docu-ments, the average net asset value per share at which Class Y shares are re-deemed by the trustee of the PW SIP might be more or less than the net asset value per share prevailing at the time that such participants made their in-vestment choices.

  ADDITIONAL INFORMATION ON REDEMP- TIONS. A shareholder (other than a partic-ipant in the PW SIP) may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank ac-count designated by the shareholder. Questions about this option, or redemp-tion requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm. If a shareholder re-quests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

  Because the Fund incurs certain fixed costs in maintaining shareholder ac-counts, it reserves the right to redeem all Fund shares in any shareholder ac-count having a net asset value below the lesser of $500 or the current minimum for initial purchases. If the Fund elects to do so, it will notify the share-holder and provide the shareholder the opportunity to increase the amount in-vested to the minimum required level or more within 60 days of the notice. The Fund will not redeem accounts that fall below the minimum required level solely as a result of a reduction in net asset value per share.

                              DIVIDENDS AND TAXES

  DIVIDENDS. The Fund distributes substantially all of its net investment in-come to shareholders each year. Income dividends are declared monthly and may be accompanied by distributions of net realized short-term capital gains and net realized gains from foreign currency transactions.

  Substantially all of the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any undistributed net short-term capital gain and realized gains from foreign currency transactions is distributed annually. The Fund may make additional distributions if neces-sary to avoid a 4% excise tax on certain undistributed income and capital gain. If the Fund's dividends and other distributions exceed its taxable in-come in any year, which may occur due to currency-related losses or short-term capital losses, all or a portion of its dividends may be treated as a non-tax-able return of capital to shareholders for tax purposes.

  PW SIP PARTICIPANTS. Dividends and distributions are paid in additional Class Y shares at net asset value unless the Transfer Agent is instructed oth-erwise.

  INSIGHT PARTICIPANTS. Dividends and other distributions are paid in addi-tional Class Y shares at net asset value unless the shareholder has requested cash payments. Class Y shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber in-vestment executives or correspondent firms.

  TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

  PW SIP PARTICIPANTS. Qualified profit-sharing plans such as the PW SIP pay no federal income tax. Individual participants in the PW SIP should consult the Plan Documents and their own tax advisers for information on the tax con-sequences associated with participating in the PW SIP.

  INSIGHT PARTICIPANTS. Dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) generally are tax-able to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or in additional Fund shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

  The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. Under certain circumstances, the notice also will specify the shareholder's share of any foreign taxes paid by the Fund, in which event the shareholder would be required to include in his gross income his pro rata share of those taxes but might be entitled to claim a credit or deduction for those taxes.

  The Fund is required to withhold 31% of all dividends, capital gain distri-butions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate is also required from divi-dends and capital gain distributions payable to such shareholders who other-wise are subject to backup withholding.

  A redemption of Fund shares may result in taxable gain or loss to the re-deeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares. In addition, if shares of the Fund are purchased within 30 days before or after redeeming other Fund shares at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly acquired shares.

  The foregoing is only a summary of some of the important federal tax consid-erations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other feder-al, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

                              VALUATION OF SHARES

  The net asset value of the Fund's shares fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. Net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets minus all li-abilities by the total number of Fund shares outstanding.

  The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation gen-erally is used to value debt obligations with 60 days or less remaining to ma-turity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be rec-ognized that judgment plays a greater role in valuing lower rated debt securi-ties because there is less reliable, objective data available.

                                  MANAGEMENT

  The Trust's board of trustees, as part of its overall management responsi-bility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the Fund's investment adviser and administra-tor, makes and implements all investment decisions and supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for these services. For the fiscal year ended October 31, 1995, the Fund paid advisory fees at the effective annual rate of 0.73% of its average daily net assets. Brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the Trust's board of trustees.

  The Fund incurs other expenses and, for the fiscal year ended October 31, 1995, the Fund's total expenses for its Class Y shares, stated as a percentage of net assets was 0.95%. See "Fund Expenses."

  Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by PW Group, the sponsor of the PW SIP and a publicly owned fi-nancial services holding company. At January 31, 1996, Mitchell Hutchins was adviser or sub-adviser of 34 investment companies with 68 separate portfolios and aggregate assets of over $30.4 billion, including over $2.9 billion in global funds.

  Stuart Waugh has been primarily responsible for the day-to-day portfolio management of the Fund since its inception. Mr. Waugh is a vice president of the Trust and a managing director of global fixed income investments of Mitch-ell Hutchins. Mr. Waugh has been employed by Mitchell Hutchins as a portfolio manager for more than the past five years.

  Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations per-taining to global fixed income investments.

  Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes proce-dures for persons investing and restricts certain transactions.

                            PERFORMANCE INFORMATION

  The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total return cal-culations assume reinvestment of dividends and other distributions.

  The Fund may use other total return presentations in conjunction with stan-dardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

  The Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Class Y share, expressed as an annualized percentage of the net asset value per share at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

  Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a share-holder's cost.

                              GENERAL INFORMATION

  ORGANIZATION. PaineWebber Investment Series is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated December 22, 1986. The trustees have authority to issue an unlimited num-ber of shares of beneficial interest of separate series, par value $.001 per share. At present, there are no series other than the Fund.

  The shares of beneficial interest of the Fund are divided into four classes, designated Class A shares, Class B shares, Class C shares and Class Y shares. Each Class represents interests in the same assets of the Fund. Class A, B and C differ as follows: (1) each Class has exclusive voting rights on matters per-taining to its plan of distribution; (2) Class A shares generally are subject to an initial sales charge; (3) Class B shares bear ongoing distribution fees, may be subject to a contingent deferred sales charge upon redemption and will automatically convert to Class A shares approximately six years after issuance;
(4) Class C shares are not subject to an initial sales charge, but may be sub-ject to a deferred sales charge if redeemed within one year after issuance, bear ongoing distribution fees and do not convert into another Class; and (5) each Class may bear differing amounts of certain Class-specific expenses. Class Y shares are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees.

  The different sales charges and other expenses applicable to the different Classes of Fund shares may affect the performance of those Classes. More infor-mation concerning the other Classes of Fund shares offered to the public may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568.

  The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so re-quested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of the Fund has equal voting rights, ex-cept as noted above. Each share of the

Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing ex-penses borne by the four Classes, such dividends and proceeds are likely to be lower for the other Classes than for the Class Y shares. Dividends and distri-butions on all Classes of Fund shares are calculated at the same time and in the same manner.

  To avoid additional operating costs and for investor convenience, share cer-tificates are not issued. Ownership of shares of the Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

  CUSTODIAN AND TRANSFER AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the Fund's assets and em-ploys foreign sub-custodians, approved by the Trust's board of trustees in ac-cordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wil-mington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

  CONFIRMATIONS AND STATEMENTS. Share-holders receive confirmations of pur-chases and redemptions of shares of the Fund. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Sharehold-ers also receive audited annual and unaudited semi-annual financial statements of the Fund. The PW SIP receives confirmations of purchases and redemptions of shares of the Fund and quarterly statements from the Transfer Agent. The PW SIP also receives audited annual and unaudited semi-annual financial state-ments of the Fund. PW SIP participants receive periodic information, including quarterly statements, about their plan participation from the PW SIP plan ad-ministrator.

                                    APPENDIX

The Fund may use the following hedging instruments:

  OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional stock option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exer-cise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and for-eign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a spec-ified type of currency at a specified future time and at a specified price. Al-though such futures contracts by their terms call for actual delivery or ac-ceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to op-tions on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short po-sition if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exer-cise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that repre-sents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will as-sume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obliga-tion to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the par-ties, at a price set at the time the contract is entered into.

                               TABLE OF CONTENTS

Fund Expenses...............................................................   2
Financial Highlights........................................................   3
Investment Objectives and Policies..........................................   4
Purchases...................................................................  11
Redemptions.................................................................  12
Dividends and Taxes.........................................................  13
Valuation of Shares.........................................................  15
Management..................................................................  15
Performance Information.....................................................  15
General Information.........................................................  16
Appendix....................................................................  18




(C) 1996 PaineWebber Incorporated

[LOGO OF RECYCLED PAPER APPEARS HERE] Printed on Recycled Paper



    PAINEWEBBER


GLOBAL INCOME FUND

Class Y Shares





PROSPECTUS

February 26, 1996